Other Current Assets and Accrued Income	6 Months Ended
Jun. 30, 2026
Current prepayments and current accrued income including current contract assets [abstract]
Other Current Assets and Accrued Income
6.
OTHER CURRENT ASSETS AND ACCRUED INCOME

The table below shows the breakdown of other current assets by category:

	As of June 30, 2026	As of December 31, 2025
Prepaid general and administrative expenses	2,409	2,492
Prepaid clinical and technical development expenses	486	1,590
VAT, interest and tax-related receivables	321	801
Total	3,216	4,883

The decrease in prepaid general and administrative expenses as of June 30, 2026 compared to prior year end was due to capitalized transaction costs associated with the Company’s ATM Program that were reclassified to a reduction of share premium as a result of ordinary share sales under the program during the six months ended June 30, 2026.

The table below shows the movement of accrued income for the six months ended June 30, 2026 and 2025:

	2026	2025
Balance as of January 1,	993	629
Accrued income recognized during the period	519	545
Foreign exchange revaluation	14	5
Balance as of June 30,	1,526	1,179

Accrued income is generated by incentives for research and development offered by the Icelandic government in the form of tax credits for innovation companies. These tax credits are either used to reduce the Company’s income tax liability or, if the credits exceed the tax due, they are paid out in cash. The tax credit is subject to companies having a research project approved as eligible for tax credit by the Icelandic Center for Research (Rannís).